                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            January 20, 2006
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 19, 2006



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 19, 2006 Westamerica Bancorporation announced their quarterly earnings for the fourth quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
January 20, 2006

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         January 19, 2006

FOR IMMEDIATE RELEASE
January 19, 2006


WESTAMERICA BANCORPORATION REPORTS RECORD ANNUAL EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record net income for the year ended December 31, 2005 of $107.4 million, compared to $95.2 million for 2004. Diluted earnings per share (EPS) for 2005 were $3.27, an 11 percent increase over $2.93 for the year 2004. Results for the year 2005 include available-for-sale securities losses, gains on the sale of real estate, and company owned life insurance proceeds, which combined to increase net income $247 thousand. Results for the year 2004 included an impairment charge related to Freddie Mac and Fannie Mae preferred stock, which reduced net income $4.2 million, or EPS of $0.13. Return on shareholders' equity for the year 2005 was 26.0 percent and return on assets was 2.12 percent, compared to 28.8 percent and 2.10 percent, respectively, for the year 2004. For the year 2005, shareholder dividends totaled $1.22 per share, an 11 percent increase over $1.10 per share for the year 2004.

"Fourth quarter 2005 results benefited from an increased net interest margin, strength in merchant card processing and debit card fees, and cost containment," said Chairman, President and CEO David Payne. "During the fourth quarter, our focus on reducing high-cost funding sources helped our net interest margin increase to 4.80 percent from 4.76 percent in the prior quarter. The March 2005 Redwood Empire Bancorp acquisition helped grow our fee income to 20 percent of revenues in 2005, while our efficiency ratio remains low at 37.7 percent. We are pleased to be generating a 26 percent return on our shareholders' equity," continued Payne.

Net income for the fourth quarter 2005 totaled $27.6 million, or EPS of $0.85. Fourth quarter results include company owned life insurance proceeds, which account for $0.01 EPS. Fourth quarter 2005 results compare to EPS of $0.89 for the third quarter 2005, which included a gain on the sale of a facility vacated following the Redwood Empire Bancorp acquisition and company owned life insurance proceeds combining to account for $0.06 EPS. Fourth quarter 2005 results also compare to EPS of $0.65 for the fourth quarter 2004, which included the impairment charge, which reduced EPS $0.13. Fourth quarter 2005 return on shareholders' equity was 26.0 percent and return on assets was 2.15 percent.

Net interest income on a fully taxable equivalent basis was $55.8 million in the fourth quarter of 2005 compared to $56.0 million in the prior quarter and $54.6 million in the same quarter a year ago. The fourth quarter 2005 net interest margin on a taxable equivalent basis was 4.80 percent, compared to 4.76 percent for the previous quarter and 5.01 percent for the fourth quarter of 2004. For the full year 2005, net interest income and the net interest margin on a fully taxable equivalent basis were $223.9 million and 4.82 percent, compared to $218.0 million and 5.14 percent, respectively, for 2004.

The provision for credit losses was $150 thousand for the fourth quarter of 2005, unchanged from the previous quarter and down from $600 thousand for the year ago quarter. The level of the credit loss provision reflects management's assessment of credit risk for the loan portfolio.

Noninterest income in the fourth quarter of 2005 totaled $14.4 million, compared to $17.4 million reported in the previous quarter. The decrease from the prior quarter is primarily attributable to a third quarter $2.4 million gain on the sale of a facility vacated following the Redwood Empire Bancorp acquisition. Noninterest income for the fourth quarter 2005 increased $10.2 million from noninterest income for the fourth quarter 2004. The fourth quarter 2004 included a $7.2 million "other than temporary impairment" charge for Freddie Mac and Fannie Mae preferred stock. The remaining $3.0 million increase in fourth quarter 2005 noninterest income from fourth quarter 2004 levels is primarily attributable to higher merchant card processing fees, service charges on deposit accounts, and debit card income. For the full year 2005, noninterest income increased to $54.5 million from $38.6 million for 2004. Of the $15.9 million annual increase, $6.9 million of the increase is attributable to the 2004 impairment charge and the 2005 securities losses, gains from the sale of real estate and company owned life insurance proceeds. The remaining $9.0 million increase in noninterest income from the prior year is primarily attributable to higher merchant card processing fees, debit card income, service charges on deposit accounts, and ATM fees.

Noninterest expense for the fourth quarter of 2005 totaled $26.2 million compared to $26.8 million in the prior quarter and $24.3 million in the year ago quarter. The decrease from the prior quarter is primarily attributable to lower salaries and benefits. The increase from the year ago quarter is primarily attributable to higher amortization of intangible assets, personnel costs, and occupancy expense as a result of the Redwood Empire Bancorp acquisition. For the full year, noninterest expense was $104.9 million, up six percent from $98.8 million for 2004. The increase is primarily attributable to higher amortization of intangible assets, salaries and benefits, occupancy and equipment expense, and professional fees.

Shareholders' equity was $427 million at December 31, 2005, and the equity-to-asset ratio was 8.3 percent. At December 31, 2005, there were approximately 1.5 million shares remaining to purchase under the Company's existing share repurchase program. At December 31, 2005, the Company had total assets of $5.1 billion and total loans outstanding of $2.7 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

     Westamerica Bancorporation
     Robert A. Thorson  -  SVP & Chief Financial Officer
     707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2005 and Form 10-K for the year ended December 31, 2004, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                       #####

WESTAMERICA BANCORPORATION           Public Information January 19, 2006
FINANCIAL HIGHLIGHTS
 December 31, 2005

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income               $55,830    $54,587      2.3%   $55,993       -0.3%  $223,866   $217,993         2.7%
         (Fully Taxable Equivalent)
   2. Provision for Credit Losses           150        600    -75.0%       150        0.0%       900      2,700       -66.7%
   3. Noninterest Income:
   4.   Investment Securities                 0     (7,180)     n/m          0         n/m    (4,903)    (5,011)       -2.2%
          (Loss/Impairment) Gains
   5.   Loss on Extinguishment                0          0      n/m          0         n/m         0     (2,204)         n/m
          of Debt
   6.   Other                            14,427     11,449     26.0%    17,440      -17.3%    59,443     45,798        29.8%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income           14,427      4,269    237.9%    17,440      -17.3%    54,540     38,583        41.4%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                26,168     24,277      7.8%    26,791       -2.3%   104,856     98,751         6.2%
   9. Income Tax Provision (FTE)         16,340     12,814     27.5%    17,298       -5.5%    65,209     59,907         8.9%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $27,599    $21,165     30.4%   $29,194       -5.5%  $107,441    $95,218        12.8%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         32,029     31,761      0.8%    32,352       -1.0%    32,291     31,821         1.5%
   12.Diluted Average Shares             32,572     32,487      0.3%    32,972       -1.2%    32,897     32,461         1.3%
         Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.86      $0.67     29.3%     $0.90       -4.5%     $3.33      $2.99        11.2%
   15.  Diluted Earnings Per Share         0.85       0.65     30.1%      0.89       -4.3%      3.27       2.93        11.3%
   16.  Return On Assets                   2.15%      1.81%               2.25%                 2.12%      2.10%
   17.  Return On Equity                   26.0%      24.0%               27.3%                 26.0%      28.8%
   18.  Net Interest Margin (FTE)          4.80%      5.01%               4.76%                 4.82%      5.14%
   19.  Efficiency Ratio (FTE)             37.2%      41.2%               36.5%                 37.7%      38.5%

   20.Dividends Paid Per Share            $0.32      $0.28     14.3%     $0.30        6.7%     $1.22      $1.10        10.9%
   21.Dividend Payout Ratio                  38%        43%                 34%                   37%        38%

      (FTE) Dollar amount or ratio on a fully-taxable equivalent basis.


2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $68,349    $60,540     12.9%   $68,021        0.5%  $267,515   $239,099        11.9%
   2. Interest Expense                   12,519      5,953    110.3%    12,028        4.1%    43,649     21,106       106.8%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $55,830    $54,587      2.3%   $55,993       -0.3%  $223,866   $217,993         2.7%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,639,319 $4,352,493      6.6%$4,695,342       -1.2%$4,643,307 $4,236,903         9.6%
   5. Average Interest-Bearing        3,168,720  2,912,943      8.8% 3,266,697       -3.0% 3,218,151  2,886,233        11.5%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.87%      5.55%               5.77%                 5.76%      5.64%
   7. Cost of Funds                        1.07%      0.54%               1.01%                 0.94%      0.50%
   8. Net Interest Margin (FTE)            4.80%      5.01%               4.76%                 4.82%      5.14%
   9. Interest Expense/Interest-           1.56%      0.81%               1.45%                 1.36%      0.73%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            4.31%      4.74%               4.32%                 4.40%      4.91%

      (FTE) Dollar amount, margin, or spread on a fully-taxable equivalent basis.


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $5,089,078 $4,653,950      9.3%$5,141,666       -1.0%$5,066,351 $4,536,452        11.7%
   2. Total Earning Assets            4,639,319  4,352,493      6.6% 4,695,342       -1.2% 4,643,307  4,236,903         9.6%
   3. Total Loans                     2,616,813  2,235,375     17.1% 2,643,270       -1.0% 2,576,363  2,258,482        14.1%
   4.   Commercial Loans                698,375    620,309     12.6%   711,330       -1.8%   694,212    621,258        11.7%
   5.   Commercial Real Estate Loans    921,141    740,909     24.3%   937,380       -1.7%   906,315    769,533        17.8%
   6.   Consumer Loans                  997,297    874,157     14.1%   994,560        0.3%   975,836    867,691        12.5%
   7. Total Investment Securities     2,022,506  2,117,118     -4.5% 2,052,072       -1.4% 2,066,944  1,978,421         4.5%
   8.   Available For Sale              670,499    941,614    -28.8%   681,098       -1.6%   728,649  1,096,789       -33.6%
         (Market Value)
   9.   Held To Maturity              1,352,007  1,175,504     15.0% 1,370,974       -1.4% 1,338,295    881,632        51.8%
   10.      HTM Unrealized (Loss)       (13,434)     5,154      n/m     (8,157)        n/m   (13,434)     5,154          n/m
               Gain at Period-End
   11.Loans / Deposits                     67.1%      60.1%               68.3%                 66.9%      63.3%


4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,898,859 $3,718,114      4.9%$3,872,414        0.7%$3,848,675 $3,565,308         7.9%
   2.   Noninterest Demand            1,435,193  1,354,129      6.0% 1,400,272        2.5% 1,384,483  1,281,349         8.0%
   3.   Interest-Bearing Transaction    655,109    588,362     11.3%   632,680        3.5%   632,897    577,296         9.6%
   4.   Savings                       1,073,971  1,139,713     -5.8% 1,104,237       -2.7% 1,105,664  1,085,051         1.9%
   5.   Other Time >$100K               470,016    373,846     25.7%   455,293        3.2%   444,862    350,400        27.0%
   6.   Other Time < $100K              264,570    262,064      1.0%   279,932       -5.5%   280,769    271,212         3.5%
   7. Total Short-Term Borrowings       664,752    527,529     26.0%   754,215      -11.9%   716,984    556,415        28.9%
   8.   Fed Funds Purchased             480,649    369,986     29.9%   585,156      -17.9%   550,523    360,771        52.6%
   9.   Other Short-Term Funds          184,103    157,543     16.9%   169,059        8.9%   166,461    195,644       -14.9%
   10.FHLB Debt                               0          0      n/m          0         n/m         0     24,153          n/m
   11.Long-Term Debt                     40,302     21,429     88.1%    40,340       -0.1%    36,975     21,706        70.3%
   12.Shareholders' Equity              421,536    350,151     20.4%   424,277       -0.6%   412,559    330,330        24.9%

   13.Demand Deposits / Total Deposits     36.8%      36.4%               36.2%                 36.0%      35.9%
   14.Transaction & Savings                81.2%      82.9%               81.0%                 81.1%      82.6%
        Deposits / Total Deposits

WESTAMERICA BANCORPORATION           Public Information January 19, 2006

5. Interest Yields Earned & Rates Paid.


                                      (dollars in thousands)
                                                   Q4'05                                     Q4'04
                                     -------------------------------   Q3'05   ---------------------------------    2004
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest & Fees Income Earned
   2.   Total Earning Assets (FTE)   $4,639,319    $68,349     5.87%      5.77%$4,352,493    $60,540       5.55%       5.64%
   3.   Total Loans (FTE)             2,616,813     41,971     6.36%      6.21% 2,235,375     34,297       6.10%       6.14%
   4.     Commercial Loans (FTE)        698,375     13,027     7.32%      6.92%   620,309      9,959       6.34%       6.09%
   5.     Commercial Real Estate Loans  921,141     16,580     7.14%      7.12%   740,909     13,793       7.41%       7.45%
   6.     Consumer Loans                997,297     12,364     5.03%      4.93%   874,157     10,545       4.91%       5.07%
   7.   Total Investment Securities   2,022,506     26,378     5.22%      5.19% 2,117,118     26,243       4.96%       5.07%
           (FTE)
   8. Interest Expense Paid
   9.   Total Earning Assets          4,639,319     12,519     1.07%      1.01% 4,352,493      5,953       0.54%       0.50%
   10.  Total Interest-Bearing        3,168,720     12,519     1.56%      1.45% 2,912,943      5,953       0.81%       0.73%
          Liabilities
   11.  Total Interest-Bearing        2,463,666      6,586     1.06%      0.96% 2,363,985      3,649       0.61%       0.57%
          Deposits
   12.     Interest-Bearing             655,109        457     0.28%      0.25%   588,362        213       0.14%       0.11%
             Transaction
   13.    Savings                     1,073,971        953     0.35%      0.34% 1,139,713        874       0.31%       0.36%
   14.    Other Time < $100K            264,570      1,444     2.17%      2.07%   262,064      1,081       1.64%       1.49%
   15.    Other Time >$100K             470,016      3,732     3.15%      2.74%   373,846      1,481       1.58%       1.27%
   16.  Total Short-Term Borrowings     664,752      5,296     3.12%      2.81%   527,529      1,988       1.48%       1.06%
   17.    Fed Funds Purchased           480,649      4,888     3.98%      3.45%   369,986      1,874       1.98%       1.38%
   18.    Other Short-Term Funds        184,103        408     0.88%      0.60%   157,543        114       0.29%       0.45%
   19.  FHLB Debt                             0          0     0.00%      0.00%         0          0       0.00%       3.65%
   20.  Long-Term Debt                   40,302        637     6.32%      6.35%    21,429        316       5.90%       5.91%

   21.Net Interest Income and Margin (FTE)         $55,830     4.80%      4.76%              $54,587       5.01%       5.14%

      (FTE) Income, yield, or margin on a fully-taxable equivalent basis.


6. Noninterest Income.

                                     (dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,202     $6,928      4.0%    $7,436       -3.1%   $29,106    $28,621         1.7%
         Accounts
   2. Merchant Credit Card Income         2,751        875    214.4%     2,631        4.6%     9,097      3,509       159.2%
   3. ATM Fees & Interchange                653        597      9.4%       725       -9.9%     2,711      2,487         9.0%
   4. Debit Card Fees                       865        700     23.6%       834        3.7%     3,207      2,541        26.2%
   5. Financial Services Fees               380        294     29.3%       388       -2.1%     1,387      1,250        11.0%
   6. Mortgage Banking Income                62         82    -24.4%        62        0.0%       292        386       -24.4%
   7. Trust Fees                            275        254      8.3%       323      -14.9%     1,181      1,027        15.0%
   8. Other Income                        2,239      1,719     30.3%     2,672      -16.2%     8,762      5,977        46.6%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      14,427     11,449     26.0%    15,071       -4.3%    55,743     45,798        21.7%
   10 Gains on Sales of Real Property         0          0      n/m      2,369     -100.0%     3,700          0          n/m
   11 Investment Securities                   0     (7,180)     n/m          0         n/m    (4,903)    (5,011)       -2.2%
         Gains (Losses)
   12 Loss on Extinguishment of Debt          0          0      n/m          0         n/m         0     (2,204)         n/m
   13 Total Noninterest Income          $14,427     $4,269    237.9%   $17,440      -17.3%   $54,540    $38,583        41.4%
                                     =======================        ============          =======================
   14 Operating Ratios:
   15    Total Revenue (FTE)            $70,257    $58,856     19.4%   $73,433       -4.3%  $278,406   $256,576         8.5%
   16    Noninterest Income / Revenue      20.5%       7.3%               23.7%                 19.6%      15.0%
            (FTE)
   17    Service Charges / Deposits        0.73%      0.74%               0.76%                 0.76%      0.80%
            (annualized)
   18    Total Revenue Per Share          $8.70      $7.37     18.0%     $9.01       -3.4%     $8.62      $8.06         6.9%
            (annualized)

      (FTE) Dollar amount on a fully-taxable equivalent basis.


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,055    $12,595      3.7%   $13,621       -4.2%   $53,460    $52,507         1.8%
   2. Occupancy                           3,196      3,022      5.8%     3,201       -0.2%    12,579     11,935         5.4%
   3. Equipment                           1,321      1,259      4.9%     1,347       -1.9%     5,212      4,794         8.7%
   4. Data Processing                     1,524      1,494      2.0%     1,544       -1.3%     6,156      6,057         1.6%
   5. Courier                               952        910      4.6%       989       -3.7%     3,831      3,605         6.3%
   6. Postage                               441        361     22.2%       377       17.0%     1,615      1,407        14.8%
   7. Telephone                             497        476      4.4%       537       -7.4%     2,115      2,112         0.1%
   8. Professional Fees                     599        537     11.5%       497       20.5%     2,420      1,869        29.5%
   9. Stationery & Supplies                 314        351    -10.5%       298        5.4%     1,264      1,280        -1.3%
   10.Loan Expense                          200        237    -15.6%       309      -35.3%       945      1,077       -12.3%
   11.Merchant Card Expense                 243        270    -10.0%       272      -10.7%     1,035      1,104        -6.3%
   12.Operational Losses                    303        217     39.6%       222       36.5%       915        964        -5.1%
   13.Amortization of Identifiable        1,064        136      n/m      1,064        0.0%     3,625        543          n/m
         Intangibles
   14.Other Operating                     2,459      2,412      1.9%     2,513       -2.1%     9,684      9,497         2.0%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $26,168    $24,277      7.8%   $26,791       -2.3%  $104,856    $98,751         6.2%
                                     =======================        ============          =======================

   16.Full Time Equivalent (FTE) Staff      945        960     -1.6%       956       -1.2%       959        984        -2.5%
   17.Average Assets /  Full Time        $5,385     $4,848     11.1%    $5,378        0.1%    $5,283     $4,610        14.6%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $295       $244     20.9%      $305       -3.2%      $290       $261        11.3%
           Equivalent Staff
              (annualized)
   20.   Noninterest Expense /             2.24%      2.22%               2.26%                 2.26%      2.33%
         / Earning Assets
              (annualized)
   21.   Noninterest Expense / Revenue     37.2%      41.2%               36.5%                 37.7%      38.5%


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Provision for Credit Losses          $150       $600    -75.0%      $150        0.0%      $900     $2,700       -66.7%
   2. Gross Loan Losses                     701      1,596    -56.1%       684        2.5%     2,738      5,593       -51.0%
   3. Net Loan Losses                       287        836    -65.7%       338      -15.1%       728      2,458       -70.4%
   4. Recoveries / Gross Loan Losses         59%        48%                 51%                   73%        56%
   5. Average Total Loans            $2,616,813 $2,235,375     17.1%$2,643,270       -1.0%$2,576,363 $2,258,482        14.1%
   6. Net Loan Losses / Loans              0.04%      0.15%               0.05%                 0.03%      0.11%
      Net Loan Losses / Loans
         (annualized)
   7. Provision for Credit Losses /        0.02%      0.11%               0.02%                 0.03%      0.12%
         Loans (annualized)
   8. Provision for Credit Losses /        52.3%      71.8%               44.4%                123.6%     109.8%
         Net Loan Losses


9. Credit Quality.


                                     (dollars in thousands)
                                                           12/31/05 /          12/31/05 /
                                      12/31/05   12/31/04  12/31/04   9/30/05    9/30/05    6/30/05    3/31/05    9/30/04
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $2,068     $2,970    -30.4%    $2,292       -9.8%    $1,560     $1,766      $3,996
   2. Performing Nonaccrual Loans         4,256      4,071      4.5%     4,514       -5.7%     6,072      6,550       2,777
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              6,324      7,041    -10.2%     6,806       -7.1%     7,632      8,316       6,773
   4. Accruing Loans 90+ Days Past Due      162         10      n/m      1,334         n/m        84        107         182
                                     -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           6,486      7,051     -8.0%     8,140      -20.3%     7,716      8,423       6,955
   6. Repossessed Collateral                  0          0      n/m          0         n/m        40          0           0
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $6,486     $7,051     -8.0%    $8,140      -20.3%    $7,756     $8,423      $6,955
                                     =======================        ============          ==================================
   9. Classified Loans                  $29,997    $19,225     56.0%   $36,656      -18.2%   $37,615    $35,258     $20,868
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $55,849    $54,152      3.1%   $59,674       -6.4%   $59,862    $59,859     $54,388
   11.Total Loans Outstanding         2,672,221  2,300,230     16.2% 2,675,907       -0.1% 2,687,566  2,708,052   2,301,991
   12.Total Assets                    5,149,209  4,737,268      8.7% 5,153,091       -0.1% 5,191,093  5,192,111   4,636,071

   13.Allowance for Loan Losses /          2.09%      2.35%               2.23%                 2.23%      2.21%       2.36%
         Total Loans
   14.Nonperforming Loans / Total Loans    0.24%      0.31%               0.30%                 0.29%      0.31%       0.30%
   15.Nonperforming Loans & Repossessed
   16.    Collateral/Total Assets          0.13%      0.15%               0.16%                 0.15%      0.16%       0.15%
   17.Allowance/Nonperforming Loans         861%       768%                733%                  776%       711%        782%
   18.Allowance for Loan Losses /           186%       282%                163%                  159%       170%        261%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance                 6.2%       4.7%                7.5%                  7.5%       7.1%        5.1%
           for Loan Losses)


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           12/31/05 /          12/31/05 /
                                      12/31/05   12/31/04  12/31/04   9/30/05    9/30/05    6/30/05    3/31/05    9/30/04
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $426,714   $358,609     19.0%  $432,024       -1.2%  $439,617   $437,575    $351,924
   2. Tier I Regulatory Capital         296,746    327,070     -9.3%   297,896       -0.4%   299,003    297,791     321,700
   3. Total Regulatory Capital          339,881    367,333     -7.5%   341,147       -0.4%   342,967    342,146     361,586

   4. Total Assets                    5,149,209  4,737,268      8.7% 5,153,091       -0.1% 5,191,093  5,192,111   4,636,071
   5. Risk-Adjusted Assets            3,267,226  2,948,797     10.8% 3,275,611       -0.3% 3,307,055  3,329,316   2,942,140

   6. Shareholders' Equity /               8.29%      7.57%               8.38%                 8.47%      8.43%       7.59%
         Total Assets
   7. Shareholders' Equity /              15.97%     15.59%              16.14%                16.36%     16.16%      15.29%
         Total Loans
   8. Tier I Capital /Total Assets         5.76%      6.90%               5.78%                 5.76%      5.74%       6.94%
   9. Tier I Capital  /                    9.08%     11.09%               9.09%                 9.04%      8.94%      10.93%
         Risk-Adjusted Assets
   10.Total Capital /                     10.40%     12.46%              10.41%                10.37%     10.28%      12.29%
         Risk-Adjusted Assets
   11.Shares Outstanding                 31,882     31,640      0.8%    32,198       -1.0%    32,593     32,939      31,716
   12.Book Value Per Share ($)           $13.38     $11.33     18.1%    $13.42       -0.3%    $13.49     $13.28      $11.10
   13.Market Value Per Share ($)          53.07      58.31     -9.0%     51.65        2.7%     52.81      51.77       54.89


   14.Share Repurchase Programs

                                                                             (shares in thousands)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased /            500        242    106.6%       437       14.4%     1,794      1,062        68.9%
         Canceled
   16.  Average Repurchase Price         $52.91     $58.85    -10.1%    $53.60       -1.3%    $52.99     $52.00         1.9%
   17.Net Shares Repurchased (Issued)       316         76      n/m        395         n/m      (242)       647         n/m


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           12/31/05 /          12/31/05 /
                                      12/31/05   12/31/04  12/31/04   9/30/05    9/30/05    6/30/05    3/31/05    9/30/04
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $209,807   $126,687     65.6%  $193,760        8.3%  $195,289   $168,881    $165,811

   3.   Investment Securities           662,388    931,710    -28.9%   660,630        0.3%   691,609    719,097     967,266
           Available For Sale
   4.   Investment Securities         1,337,216  1,260,832      6.1% 1,358,266       -1.5% 1,349,555  1,331,870   1,080,392
           Held to Maturity
   5.   Loans, gross                  2,672,221  2,300,230     16.2% 2,675,907       -0.1% 2,687,566  2,708,052   2,301,991
   6.   Allowance For Loan Losses       (55,849)   (54,152)     3.1%   (59,674)      -6.4%   (59,862)   (59,859)    (54,388)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,616,372  2,246,078     16.5% 2,616,233        0.0% 2,627,704  2,648,193   2,247,603
                                     -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           33,221     35,223     -5.7%    33,640       -1.2%    34,864     35,586      35,267
   10.  Identifiable Intangible Assets   26,170      2,894      n/m     27,233       -3.9%    28,297     29,389       3,030
   11.  Goodwill                        121,907     18,996      n/m    124,122       -1.8%   124,122    127,503      18,996
   12.  Interest Receivable             142,128    114,848     23.8%   139,207        2.1%   139,653    131,592     117,706
           and Other Assets          -----------------------        ------------          ----------------------------------
   13.Total Assets                   $5,149,209 $4,737,268      8.7%$5,153,091       -0.1%$5,191,093 $5,192,111  $4,636,071
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,419,313 $1,273,825     11.4%$1,412,470        0.5%$1,377,680 $1,371,819  $1,323,446
   17.    Interest-Bearing Transaction  658,667    591,593     11.3%   635,019        3.7%   614,246    626,693     561,206
   18.    Savings                     1,022,645  1,091,981     -6.3% 1,094,130       -6.5% 1,114,631  1,166,858   1,119,356
   19.    Time                          745,476    626,220     19.0%   732,316        1.8%   726,283    773,473     641,798
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,846,101  3,583,619      7.3% 3,873,935       -0.7% 3,832,840  3,938,843   3,645,806
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       775,173    735,423      5.4%   764,143        1.4%   828,280    710,530     578,285
   22.  FHLB Debt                             0          0      n/m          0         n/m         0          0           0
   24.  Debt Financing and               40,281     21,429     88.0%    40,318       -0.1%    40,354     40,391      21,429
           Notes Payable
   25.  Liability For Interest,          60,940     38,188     59.6%    42,671       42.8%    50,002     64,772      38,627
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,722,495  4,378,659      7.9% 4,721,067        0.0% 4,751,476  4,754,536   4,284,147
                                     -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $316,382   $229,975     37.6%  $316,597       -0.1%  $319,103   $319,438    $224,489
   29.  Unrealized Gain (Loss) on
   30.    Investment Securities           1,882      9,638      n/m      2,762      -31.9%     8,185      3,511       8,185
          Available For Sale
   31.  Retained Earnings               108,450    118,996     -8.9%   112,665       -3.7%   112,329    114,626     119,250
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        426,714    358,609     19.0%   432,024       -1.2%   439,617    437,575     351,924
                                     -----------------------        ------------          ----------------------------------
   33.Total Liabilities and          $5,149,209 $4,737,268      8.7%$5,153,091       -0.1%$5,191,093 $5,192,111  $4,636,071
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION           Public Information January 19, 2006

12.Income Statements.


                                     (amounts in thousands, except per-share amounts)
                                                            Q4'05 /              Q4'05 /                        12/31'05YTD /
                                        Q4'05      Q4'04     Q4'04     Q3'05      Q3'05   12/31'05YTD12/31'04YTD12/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $40,593    $32,889     23.4%   $40,008        1.5%  $155,476   $133,226        16.7%
   3.   Money Market Assets                   1          1      n/m          1         n/m         3          1          n/m
           and Funds Sold
   4.   Investment Securities             7,638     10,096    -24.3%     7,705       -0.9%    32,885     47,744       -31.1%
           Available For Sale
   5.   Investment Securities            14,002     11,764     19.0%    14,090       -0.6%    54,433     35,366        53.9%
           Held to Maturity          -----------------------        ------------          -----------------------
   6. Total Interest Income              62,234     54,750     13.7%    61,804        0.7%   242,797    216,337        12.2%
                                     -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                457        213    114.6%       401       14.0%     1,460        612       138.6%
   9.   Savings Deposits                    953        874      9.0%       956       -0.3%     3,744      3,931        -4.8%
   10.  Time Deposits                     5,176      2,562    102.0%     4,610       12.3%    17,160      8,504       101.8%
   11.  Short-Term Borrowed Funds         5,296      1,988    166.4%     5,421       -2.3%    18,941      5,878       222.2%
   12.   Federal Home Loan Bank               0          0      n/m          0         n/m         0        897         n/m
            Advances
   13.  Debt Financing and                  637        316    101.6%       640       -0.5%     2,344      1,284        82.6%
            Notes Payable            -----------------------        ------------          -----------------------
   14.Total Interest Expense             12,519      5,953    110.3%    12,028        4.1%    43,649     21,106       106.8%
                                     -----------------------        ------------          -----------------------
   15.Net Interest Income                49,715     48,797      1.9%    49,776       -0.1%   199,148    195,231         2.0%
                                     -----------------------        ------------          -----------------------
   16.Provision for Credit Losses           150        600    -75.0%       150        0.0%       900      2,700       -66.7%
                                     -----------------------        ------------          -----------------------
   17.Noninterest Income:
   18.  Service Charges on Deposit        7,202      6,928      4.0%     7,436       -3.1%    29,106     28,621         1.7%
           Accounts
   19.  Merchant Credit Card              2,751        875    214.4%     2,631        4.6%     9,097      3,509       159.2%
   20.  Financial Services Commissions      380        294     29.3%       388       -2.1%     1,387      1,250        11.0%
   21.  Mortgage Banking                     62         82    -24.4%        62        0.0%       292        386       -24.4%
   22.  Trust Fees                          275        254      8.3%       323      -14.9%     1,181      1,027        15.0%
   23.  Gains on Sales of Real Property       0          0      n/m      2,369     -100.0%     3,700          0         n/m
   24.  Securities Gains (Losses)             0     (7,180)     n/m          0         n/m    (4,903)    (5,011)       -2.2%
   25.  Loss on Extinguishment of Debt        0          0      n/m          0         n/m         0     (2,204)        n/m
   26.  Other                             3,757      3,016     24.6%     4,231      -11.2%    14,680     11,005        33.4%
                                     -----------------------        ------------          -----------------------
   27.Total Noninterest Income           14,427      4,269    237.9%    17,440      -17.3%    54,540     38,583        41.4%
                                     -----------------------        ------------          -----------------------
   28.Noninterest Expense:
   29.  Salaries and Related Benefits    13,055     12,595      3.7%    13,621       -4.2%    53,460     52,507         1.8%
   30.  Occupancy                         3,196      3,022      5.8%     3,201       -0.2%    12,579     11,935         5.4%
   31.  Equipment                         1,321      1,259      4.9%     1,347       -1.9%     5,212      4,794         8.7%
   32.  Data Processing                   1,524      1,494      2.0%     1,544       -1.3%     6,156      6,057         1.6%
   33.  Professional Fees                   599        537     11.5%       497       20.5%     2,420      1,869        29.5%
   34.  Other                             6,473      5,370     20.5%     6,581       -1.6%    25,029     21,589        15.9%
                                     -----------------------        ------------          -----------------------
   35.Total Noninterest Expense          26,168     24,277      7.8%    26,791       -2.3%   104,856     98,751         6.2%
                                     -----------------------        ------------          -----------------------
   36.Income Before Income Taxes         37,824     28,189     34.2%    40,275       -6.1%   147,932    132,363        11.8%
   37.Provision for income taxes         10,225      7,024     45.6%    11,081       -7.7%    40,491     37,145         9.0%
                                     -----------------------        ------------          -----------------------
   38.Net Income                        $27,599    $21,165     30.4%   $29,194       -5.5%  $107,441    $95,218        12.8%
                                     =======================        ============          =======================

   39.Average Shares Outstanding         32,029     31,761      0.8%    32,352       -1.0%    32,291     31,821         1.5%
   40.Diluted Average Shares             32,572     32,487      0.3%    32,972       -1.2%    32,897     32,461         1.3%
         Outstanding
   41.Per Share Data:
   42.  Basic Earnings                    $0.86      $0.67     29.3%     $0.90       -4.5%     $3.33      $2.99        11.2%
   43.  Diluted Earnings                   0.85       0.65     30.1%      0.89       -4.3%      3.27       2.93        11.3%
   44.  Dividends Paid                     0.32       0.28     14.3%      0.30        6.7%      1.22       1.10        10.9%
